Exhibit 99.1

CONFORMED COPY

THIRD AMENDMENT

DATED as of December 29, 2006

Between PXRE REINSURANCE LTD. as Borrower and BARCLAYS BANK PLC as Issuer

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THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”)is made as of December 29, 2006 between:

(1)	PXRE REINSURANCE LTD, a corporation organized under the laws of Bermuda, as Borrower (“Borrower”); and

(2)	BARCLAYS BANK PLC, as Issuer (“Issuer”)

with reference to the Letter of Credit Facility Agreement dated as of June 25, 2004 between the Borrower and the Issuer, as amended by a Global Amendment Agreement dated as of January 28, 2005 (the “First Global Amendment Agreement”) and as further amended by a Global Amendment Agreement dated as of December 31, 2005 (the “Second Global Amendment Agreement”) (such letter of credit facility agreement, as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have meanings set forth in the Credit Agreement.

RECITALS:

(A) Pursuant to the Credit Agreement and upon the terms and conditions set forth therein, the Issuer entered into a commitment to issue letters of credit from time to time until the LC Facility Termination Date in an aggregate amount from time to time outstanding not to exceed $250,000,000;

(B) The Borrower's obligations under the Credit Agreement as amended and in effect from time to time are secured pursuant to a Security Agreement dated as of June 25, 2004 as amended by the First Global Amendment Agreement and the Second Global Amendment, granting an interest in, inter alia, a securities custody account at JPMorgan Chase Bank, which is the subject of an Account Control Agreement dated as of June 25, 2004 between the Issuer, as Secured Party, the Borrower, as Pledgor and JPMorgan Chase Bank; and

(C) The Borrower and the Issuer desire to amend the Credit Agreement to (i) extend the LC Facility Termination Date to December 31, 2007, (ii) reduce the Aggregate Facility LC Commitment to $110,000,000, and (iii) make certain other amendments as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Issuer hereby agree as follows:

1.	AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Section 1 (DEFINITIONS)

1.1.1	The definitions of “Adjusted Collateral Value”, “Aggregate Facility LC Commitment”, “Average Life”, “Business Day”, “LC Facility Termination Date” and “Unencumbered Property” shall be deleted in their entirety and replaced with the following:

“Adjusted Collateral Value”, as of any date of determination, the discounted aggregate value of the Collateral as of such date, determined as follows:

(i) OECD Government Bonds: 94% of market value

(ii) MBS Securities: 88% of market value

(iii) Corporate Bonds: 88% of market value

(iv) Cash: 97% of value

Notwithstanding the above, no more than 50% of the Adjusted Collateral Value may be comprised of Corporate Bonds and no more than 10% of Adjusted Collateral Value may be from any one corporate issuer or any Affiliate of such corporate issues.

“Aggregate Facility LC Commitment” means the Commitment of the Issuer to issue Facility LCs from time to time issued or outstanding under Clause 2 (The Letter of Credit Facility), in an aggregate amount not to exceed $110,000,000 at any time outstanding, as such amount may be decreased from time to time pursuant to the terms hereof.

“Average Life” means the average length of time before the principal of the applicable security is scheduled to be repaid as estimated by the Investment Manager.

“Business Day” means a day (other than a Saturday or a Sunday) on which banks are open in London and New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire System and dealings in Dollars are carried on in the London Interbank market.

“Collateral Shortfall Amount”, at any time, means an amount equal to the amount by which the Facility LC Obligations at such time exceeds (i) the amount on deposit in the Facility LC Collateral Account plus (ii) the Adjusted Collateral Value of the Collateral in the Custodial Account.

“LC Facility Termination Date” means December 31, 2007 or any earlier date on which the Aggregate Facility LC Commitment is reduced to zero or otherwise restricted and/or the Facility LC Obligations shall become due and payable in accordance with the terms of this Agreement.

“Unencumbered Property” means any combination of assets comprising Cash, Corporate Bonds, OECD Government Bonds and commercial paper with a rating of at least A-1 or P-1, the aggregate fair market value of which at any given time amounts to no less than $100,000,000.

1.1.2	The following additional definitions shall be inserted in appropriate alphabetical order:

“Aggregate Group LC Liabilities” as of any date of determination means the maximum aggregate amount of all obligations of Parent and its Subsidiaries, without duplication, that is or at any time thereafter may become available for drawing under any Letter of Credit issued on or before such date, whether issued by the Issuer or another issuer and whether issued under this Agreement or otherwise.

“Consolidated Net Worth”, as of any date of determination, means the sum of Stockholders' Equity as of such date plus Subordinated Debt as of such date.

“Investment Manager” means General RE – New England Asset Management, or such other fixed income manager or managers reasonably satisfactory to the Issuer that the Borrower may appoint from time to time.

“Minimum Net Worth” means $550,000,000; provided, that if any Subordinated Debt is repaid or repurchased by Parent and its Subsidiaries after January 1, 2007 in an amount up to $100,000,000 in aggregate face amount, the Minimum Net Worth shall be reduced by 50% of the amount so repaid or repurchased; provided, further, that the Minimum Net Worth shall not be less than $500,000,000 at any time.

“Parent” means PXRE Group Ltd., a company organized under the laws of Bermuda.

“Stockholders' Equity” means, as of any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Parent and its Subsidiaries determined on a consolidated basis in conformity with Agreement Accounting Principles.

“Subordinated Debt” means, as of any date of determination, the stated balance sheet amount of obligations of Parent and its Subsidiaries in respect of the 8.85% PXRE Capital Trust Pass-Through Securities, the 7.35% PXRE Capital Statutory Trust II trust preferred securities, the 9.75% PXRE Capital Trust III trust preferred securities, the 7.70% PXRE Capital Statutory Trust V trust preferred securities and the 7.5% PXRE Capital Trust VI trust preferred securities.

1.2	Amendments to Section 2 (THE LETTER OF CREDIT FACILITY)

	1.2.1	The second sentence of Section 2.1.1(b) shall be deleted and replaced with the following:

“No Facility LC shall have an expiry date later than the earlier of (i) the date that is one year after its date of issuance or later Modification, (ii) December 31, 2008, or (iii) the date notified to the Issuer pursuant to Section 9.14 of this Agreement.”

1.2.2	The following clause shall be inserted as a new Section 2.1.1(d) at the end of Section 2.1.1:

“(d) No Facility LC shall be issued at any time after the Borrower has announced or its board of directors has approved a plan to run-off or otherwise terminate its business.”

1.2.3	Section 2.1.3 shall be deleted in its entirety and replaced with the words “[Intentionally Omitted]” .

1.2.4	Section 2.2 shall be amended by deleting words “or authorized attorney in fact” from the second line thereof.

1.2.5	Section 2.10.1 shall be amended by deleting the reference to “$25,000,000 (or any integral multiple of $5,000,000 in excess thereof)” in clause (i) thereof and replacing it with a reference to “$10,000,000 (or any integral multiple of $10,000,000 in excess thereof.”

1.2.6	Section 2.11 shall be deleted in its entirety and replaced with the words “[Intentionally Omitted]” .

	1.2.7	Section 2.12 shall be deleted in its entirety and replaced with the words “[Intentionally Omitted]” .

1.3	Amendments to Section 5 (REPRESENTATIONS AND WARRANTIES)

1.3.1	The lead in to Section 5 shall be deleted and replaced with the following:

"The Borrower represents and warrants to the Issuer as follows:”

1.3.2	Section 5.9 shall be amended by deleting it in its entirety and replacing it with the following:

“The Borrower does not have any Subsidiaries except PXRE Holding (Ireland) Limited, an Irish Holding company, PXRE Reinsurance (Barbados) Ltd., a Barbados corporation and reinsurance company and Mid-Atlantic Risk Systems Ltd., a Bermuda corporation, and any subsidiaries of such subsidiaries.”

1.3.3	Section 5.14.1 shall be amended by deleting it in its entirety and replacing it with the following:

"Neither the Borrower nor any of its Subsidiaries is a party to any agreement or instrument which could conflict with the Borrower's execution, delivery or performance of this Agreement or the transactions contemplated hereby.”

1.3.4	Section 5.16 shall be amended by inserting the following at the end thereof: “Borrower has not been issued any directions by the Bermuda Monetary Authority under section 32 of the Insurance Act.”

1.3.5	Section 5.19 shall be amended by deleting the words “to the extent such status would have a Material Adverse Effect” from the first and second lines thereof.

	1.3.6	Section 5.22 shall be amended by deleting it in its entirety.

1.4	Amendments to Section 6 (COVENANTS)

1.4.1	Section 6.1.4 shall be amended by deleting the first sentence thereof and replacing it with the following:

"Within fourteen Business Days after the end of each month, and at such other times as may be requested by Issuer (but no more than once per month unless a Default has occurred and is continuing), within five Business Days of such request, a certificate of a Senior Financial Officer, substantially in the Form of Exhibit D, together with supporting information and reports of the Investment Manager in detail satisfactory to the Issuer as to (a) the aggregate fair market value of all Cash in the Facility LC Collateral Account and Collateral in the Custodial Account and (b) the Collateral Shortfall Amount, if any, as of the end of such month in the case of a month-end report, or such other date as may be specified by the Issuer if such Certificate is delivered at the request of the Issuer.

1.4.2	The following shall be inserted at the end of Section 6 as a new section 6.14, 6.15 and 6.16.

6.14 Minimum Net Worth.

The Borrower shall not permit Consolidated Net Worth at any time to be less than Minimum Net Worth at such time.

6.15 Minimum Capital Coverage.

The Borrower shall not permit the ratio of Consolidated Net Worth to Aggregate Group LC Liabilities at any time to be less than 1.5 to 1 at such time.

6.16 Modification of Account Control Agreement.

The Borrower shall use its commercially reasonable best efforts to deliver to the Issuer on or before February 28, 2007, a fully executed copy of an amendment to the Account Control Agreement in form and substance reasonably satisfactory to the Issuer perfecting the security interest of the Issuer in the cash in the Custodial Account and amending such other provisions as the Issuer may reasonably request to perfect and protect its security interest in the Custodial Account.

1.5	Amendments to Section 7 (EVENTS OF DEFAULT)

Section 7.3 shall be amended by inserting the following at the end thereof: “or Clause 6.14 (Minimum Net Worth), or Clause 6.15 (Minimum Capital Coverage) or Section 6.16 (Modification of Account Control Agreement).”

1.6	Amendment to Section 8 (ACCELERATION, ETC.)

The first sentence of Section 8.1.1 shall be deleted in its entirety and replaced with the following sentence:

"If any Default described in Clause 7.6 or Clause 7.7 of Clause 7 (Defaults) occurs with respect to the Borrower, the obligation of the Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Issuer and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay or transfer to the Issuer an amount in immediately available funds equal to the Collateral Shortfall Amount, which funds shall be held in the Facility LC Collateral Account.”

1.7	Modification of Schedules and Exhibits

1.7.1	Schedule 1 to the Credit Agreement (Authorized Officers of Borrower) is hereby amended by deleting it in its entirety and replacing it with a new Schedule 1 in the Form of Schedule 1 to this Amendment.

1.7.2	Exhibit C to the Credit Agreement (Compliance Certificate) is hereby amended by deleting it in its entirety and replacing it with a new Exhibit C in the form of Exhibit C to this Amendment.

1.7.3	Exhibit D to the Credit Agreement (Form of Adjusted Collateral Value Certificate) is hereby amended by deleting it in its entirety and replacing it with a new Exhibit D in the form of Exhibit D to this Amendment.

2.	CONDITIONS TO EFFECTIVENESS

2.1	Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being the “Effective Date”)

	2.1.1	Certified copies of its constitutional documents, each certified by the appropriate governmental officer in its jurisdiction of organization if applicable, and otherwise by its Secretary, and dated a recent date prior to the Effective Date.

2.1.2	Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Effective Date by its corporate secretary as being in full force and effect without modification or amendment.

2.1.3	Signature and incumbency certificates of its officers executing this Amendment.

2.1.4	Executed copies of this Amendment, executed and delivered by the Borrower

2.1.5	Executed copies of an amendment to the Account Control Agreement, in form and substance satisfactory to the Issuer, updating Exhibit A thereto to conform to the applicable percentages for OECD Governmental Bonds, MBS Securities and Corporate Bonds in the definition of Adjusted Collateral Value as amended hereby and such other charges to conform to the Credit Agreement as Issuer may reasonably request.

2.1.6	Receipt of any required regulatory approvals from any Governmental Authority with respect to the transactions contemplated by the Amendment.

2.1.7	A favorable legal opinion of Bermuda counsel to the Borrower, as to the due execution and authorization of this Amendment and the amendment to the Account Control Agreement by the Borrower, and such other opinions as Issuer may reasonably request.

2.1.8	Payment of an amendment fee in the amount of $55,000 in immediately available funds to Issuer and payment of all reasonable legal fees and expenses of Allen & Overy LLP, counsel to the Issuer, in connection with the preparation and closing of this Amendment, to the extent invoiced on or before the Closing Date.

2.1.9	Such other documents as the Issuer or its counsel may have reasonably requested in connection with the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Issuer to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Issuer that each representation set out in Section 5 (Representations and Warranties) of the Credit Agreement is true, correct and complete in all material respects on and as of the Effective Date as if each reference in those representations to “this Agreement” includes a reference to (i) this Amendment and (ii) the Credit Agreement as amended hereby, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such date.

4.	MISCELLANEOUS

	4.1	Security Agreement in Full Force and Effect

The Borrower hereby confirms that the Security Agreement is in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

4.2	Credit Document

This Amendment is a “Credit Document” as defined in the Credit Agreement.

4.3	Effective Amendment

	4.3.1	On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

	4.3.2	Except as specifically amended by this Amendment, the Credit Agreement and the other Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.3.3	The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Issuer under the Credit Agreement or any of the other Collateral Documents.

4.4	Fees and Expenses

The Borrower acknowledges that all costs, fees and expenses as described in Section 9.5 of the Credit Agreement incurred by the Issuer and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower and shall, within three Business Days of demand, indemnify the Issuer against any cost, loss or liability that the Issuer incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

4.5	Headings

Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

4.6	Applicable Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

4.7	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provision of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and the Issuer and receipt of facsimile or an electronically transmitted copy thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PXRE REINSURANCE LTD., as Borrower

/s/ Robert P. Myron

Name: Robert P. Myron

Title: Executive Vice President and Chief Financial Officer

BARCLAYS BANK PLC, as Issuer

/s/ Arthur J. Olsen

Name: Arthur J. Olsen

Title: Director

SCHEDULE 1

LIST OF SUBSIDIARIES OF PXRE REINSURANCE LTD.

PXRE Holdings (Ireland) Limited, an Ireland corporation, Reg. 391883

PXRE Solutions, S.A., a Belgium corporation, Reg. 663200

PXRE Reinsurance (Barbados) Ltd., a Barbados corporation, REIN 98-0214301

Mid-Atlantic Risk Systems Ltd., a Bermuda corporation

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE

To:	Barclays Bank PLC, as Issuer

From:	PXRE Reinsurance Ltd.

PXRE Reinsurance Ltd – Letter of Credit Facility Agreement
dated as of June 25, 2004 (the “Agreement”)

I refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

I confirm that as of __________________, 200__ [date of the attached financial statements] (the “Certification Date”), no Default or Unmatured Default exists.

I confirm, and set out in Attachment 1 calculations demonstrating, that as of the Certification Date, the ratio of Consolidated Net Worth to Aggregate Group LC Liabilities is not less than 1.5 to 1.

I confirm, and set out in Attachment 1 calculations demonstrating, that as of the Certification Date, the Consolidated Net Worth is greater than Minimum Net Worth.

I confirm, and set out in Attachment 2 [conform to table in Exhibit D] calculations demonstrating, that as of the Certification Date, PXRE Reinsurance Ltd is in compliance with the requirements of Clause 6.11 (Adjusted Collateral Value) of the Agreement.

Signed:

Senior Financial Officer PXRE Reinsurance Ltd.

ATTACHMENT 1
TO COMPLIANCE CERTIFICATE

Confirmation Number 3:

A.	Stockholder's Equity
	1.	Capital Stock	$________________
	2.	Additional paid-in capital	$________________
	3.	Retained earnings (or cumulative deficits)	$________________

	SUBTOTAL A:		$________________

B.	Subordinated Debt
	1.	Obligations with respect to the 8.85% PXRE Capital Trust Pass-Through Securities	$________________
	2.	Obligations with respect to the 7.35% PXRE Capital Statutory Trust II trust preferred securities	$________________
	3.	Obligations with respect to the 9.75% PXRE Capital Trust III trust preferred securities	$________________
	4.	Obligations with respect to the 7.70% PXRE Capital Statutory Trust V trust preferred securities	$________________
	5.	Obligations with respect to the 7.5% PXRE Capital Trust VI trust preferred securities	$________________

	SUBTOTAL B:		$________________

C.	Aggregate Group LC Liabilities (“AGLCL”)		$________________

D.	Subtotal A + Subtotal B (“Consolidated Net Worth”)		$________________

E.	Ratio of Consolidated Net Worth to AGLCL (C : D)		:

F.	Minimum Permitted Ratio under the Credit Agreement		1.5 : 1

Confirmation Number 4:

A.	Minimum Net Worth
	1.	Amount of Subordinated Debt repaid since January 1, 2007 (“Repaid SubDebt”)	$________________
	2.	Repaid SubDebt multiplied by 0.50	$________________
	3.	Lesser of $50,000,000 and amount in 2	$________________
	4.	$550,000,000 minus amount in 3 above	$________________

B.	Consolidated Net Worth		$________________

C.	Amount in B must be greater than amount in A.4		$________________

EXHIBIT D
FORM OF ADJUSTED COLLATERAL VALUE CERTIFICATE

To:	Issuer

Re:	Custodial Account No. G09826 at JPMorgan Chase Bank

Dear Sir/Madam:

This Adjusted Collateral Value Certificate is provided pursuant to the Letter of Credit Facility Agreement (the “LC Facility Agreement”) dated as of June 25, 2004 between PXRE Reinsurance Ltd. and Barclays Bank PLC. Unless otherwise defined herein, terms and expressions defined in the LC Facility Agreement have the same meaning when used herein.

The undersigned, hereby certifies that on __________________, 200___, [monthly] the Collateral consists of:

Type of Collateral	Current Market Value (US$)	Permitted Percentages (%)	Adjusted Collateral Value (US$)
1. OECD Government Bonds		94%

2. Corporate Bonds		88%

3. Cash deposits in account at Issuer		97%

4. Cash deposits in Custodial Account		0%	0

5. MBS Securities		88%

Subtotal A (“Adjusted Collateral Value”)

Letter of Credit Obligations

Is Adjusted Collateral Value greater than Letter of Credit Obligations?	Yes	No

PXRE REINSURANCE LTD.

By:
Name:
Title: